Exhibit 24.1

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 12th day of March, 2007.

/s/ Robert J. Palay
Robert J. Palay

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 12th day of March, 2007.

/s/ Thomas M. Palay
Thomas M. Palay, Ph.D.

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 13th day of March, 2007.

/s/ Sanjiv Arora
Sanjiv Arora

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 12th day of March, 2007.

/s/ Gregg C. Fergus
Gregg C. Fergus

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 14th day of March, 2007.

/s/ Francesco Cerrina, Ph.D.
Francesco Cerrina, Ph.D.

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 12th day of March, 2007.

/s/ Leroy Hood
Leroy Hood, M.D., Ph.D.

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 9th day of March, 2007.

/s/ Gerhard Kiewel
Gerhard Kiewel

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 12th day of March, 2007.

/s/ David G. Lowe
David G. Lowe, Ph.D.

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 13th day of March, 2007.

/s/ Frank Mohler
Frank Mohler

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 14th day of March, 2007.

/s/ John Neis
John Neis

DIRECTOR’S POWER OF ATTORNEY

(Registration Statement on Form S-1)

The undersigned director of NimbleGen Systems, Inc. designates each of Stanley D. Rose and David S. Snyder, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf NimbleGen Systems, Inc.’s Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable NimbleGen Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 15th day of March, 2007.

/s/ Peter K. Shagory
Peter K. Shagory